HENDERSON GLOBAL FUNDS

                       Henderson International Equity Fund

                                  (the "Fund")

                          Supplement dated July 1, 2009
                     to the Prospectus dated April 30, 2009

                                IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

Effective immediately, the Fund has changed the minimum investment necessary to open an account to $100,000. The following table replaces the "Investment Minimums" table in the "How to Purchase, Exchange and Redeem Shares" section on page twelve of the Prospectus:

         How to Purchase Shares

         Investment Minimums:
        ----------------------------- ---------------------- -----------------
                                      Minimum to             Subsequent
                                      Open an Account        Investment
        ----------------------------- ---------------------- -----------------
        Institutions and Individuals        $100,000               $0
        ----------------------------- ---------------------- -----------------


            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

                             HENDERSON GLOBAL FUNDS

                   Henderson Global Real Estate Equities Fund

                                  (the "Fund")

                          Supplement dated July 1, 2009
                     to the Prospectus dated April 30, 2009

                                IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

Effective immediately, the Fund has changed the minimum investment necessary to open an account to $100,000. The following table replaces the "Investment Minimums" table in the "How to Purchase, Exchange and Redeem Shares" section on page thirteen of the Prospectus:

         How to Purchase Shares

         Investment Minimums:
        ----------------------------- ---------------------- -----------------
                                      Minimum to             Subsequent
                                      Open an Account        Investment
        ----------------------------- ---------------------- -----------------
        Institutions and Individuals        $100,000               $0
        ----------------------------- ---------------------- -----------------

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Logo: HENDERSON                                           HENDERSON GLOBAL FUNDS
      GLOBAL INVESTORS


PROSPECTUS
NOVEMBER 30, 2008
AS SUPPLEMENTED JULY 1, 2009


EUROPEAN FOCUS FUND (HFEAX, HFEBX, HFECX)
GLOBAL EQUITY INCOME FUND (HFQAX, HFQCX)
GLOBAL OPPORTUNITIES FUND (HFPAX, HFPCX)
GLOBAL TECHNOLOGY FUND (HFGAX, HFGBX, HFGCX)
INDUSTRIES OF THE FUTURE FUND (HFNAX, HFNCX)
INTERNATIONAL OPPORTUNITIES FUND (HFOAX, HFOBX, HFOCX, HFORX)
JAPAN-ASIA FOCUS FUND (HFJAX, HFJCX)

WORLDWIDE INCOME FUND (HFAAX, HFABX, HFACX)

HENDERSON EUROPEAN FOCUS FUND                                  NOVEMBER 30, 2008
HENDERSON GLOBAL EQUITY INCOME FUND                              AS SUPPLEMENTED
HENDERSON GLOBAL OPPORTUNITIES FUND                                 JULY 1, 2009
HENDERSON GLOBAL TECHNOLOGY FUND                                  CLASS A SHARES
HENDERSON INDUSTRIES OF THE FUTURE FUND                           CLASS B SHARES
HENDERSON INTERNATIONAL OPPORTUNITIES FUND                        CLASS C SHARES
HENDERSON JAPAN-ASIA FOCUS FUND                                   CLASS R SHARES
HENDERSON WORLDWIDE INCOME FUND                                   (INTERNATIONAL
PROSPECTUS                                              OPPORTUNITIES FUND ONLY)


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVES, STRATEGIES AND RISKS OF THE HENDERSON EUROPEAN FOCUS FUND, THE HENDERSON GLOBAL EQUITY INCOME FUND, THE HENDERSON GLOBAL OPPORTUNITIES FUND, THE HENDERSON GLOBAL TECHNOLOGY FUND, THE HENDERSON INDUSTRIES OF THE FUTURE FUND, THE HENDERSON INTERNATIONAL OPPORTUNITIES FUND, THE HENDERSON JAPAN-ASIA FOCUS FUND AND THE HENDERSON WORLDWIDE INCOME FUND (EACH, A "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN THEM. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE HENDERSON EUROPEAN FOCUS FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF EUROPEAN COMPANIES. THE HENDERSON GLOBAL EQUITY INCOME FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME AND, AS A SECONDARY OBJECTIVE, STEADY GROWTH OF CAPITAL. THE HENDERSON GLOBAL OPPORTUNITIES FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL. THE HENDERSON GLOBAL TECHNOLOGY FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF TECHNOLOGY-RELATED COMPANIES. THE HENDERSON INDUSTRIES OF THE FUTURE FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITIES OF COMPANIES THAT CONTRIBUTE TO A SUSTAINABLE AND RESPONSIBLE GLOBAL ECONOMY. THE HENDERSON INTERNATIONAL OPPORTUNITIES FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN EQUITIES OF NON-US COMPANIES. THE HENDERSON JAPAN-ASIA FOCUS FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF JAPANESE COMPANIES AND SECONDARILY THROUGH INVESTMENT IN EQUITIES OF OTHER ASIAN COMPANIES. THE HENDERSON WORLDWIDE INCOME FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION. EACH FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS.


AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS
FUND SUMMARIES
    HENDERSON EUROPEAN FOCUS FUND .............................................4
    HENDERSON GLOBAL EQUITY INCOME FUND .......................................6
    HENDERSON GLOBAL OPPORTUNITIES FUND .......................................8
    HENDERSON GLOBAL TECHNOLOGY FUND .........................................10
    HENDERSON INDUSTRIES OF THE FUTURE FUND ..................................12
    HENDERSON INTERNATIONAL OPPORTUNITIES FUND ...............................14
    HENDERSON JAPAN-ASIA FOCUS FUND ..........................................16

    HENDERSON WORLDWIDE INCOME FUND ..........................................18
PERFORMANCE INFORMATION ......................................................21
FEES AND EXPENSES SUMMARY ....................................................25
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS .................29
MANAGEMENT OF THE FUNDS ......................................................33
DESCRIPTION OF SHARE CLASSES .................................................36
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES ..................................42
INVESTOR SERVICES AND PROGRAMS ...............................................47
OTHER INFORMATION ............................................................48
FINANCIAL HIGHLIGHTS .........................................................52
BACK COVER FOR ADDITIONAL INFORMATION ........................................62

HENDERSON EUROPEAN FOCUS FUND


INVESTMENT OBJECTIVE

The European Focus Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. European companies are broadly defined to include any company that meets one or more of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe

     o    50% or more of its assets are located in Europe

     o    50% or more of its revenues are derived from Europe

The manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular invest ment factors in Europe that are expected to drive stock prices. The manager will invest in both "growth" stocks that the managers believe are reasonably priced and "value" stocks that are, in the managers' opinion, under-valued.

Companies are evaluated using a broad range of criteria, including:

     o    a company's financial strength

     o    competitive position in its industry

     o    projected future earnings and cash flows

The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the manager will consider:

     o the condition and growth potential of the various economies, industry sectors and securities markets

     o    expected levels of inflation

     o    government policies influencing business conditions

     o    currency and taxation factors

     o    other financial, social and political factors

that may have an effect on the investment climate of the companies that are located in those markets.

The Fund generally sells a stock when in the manager's opinion there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the manager believe that negative country or regional factors may affect the company's outlook, in the manager's opinion, a superior investment opportunity arises or to meet cash requirements. The manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the manager believes the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any par ticular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o GEOGRAPHIC FOCUS RISK. The risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different


--------------------------------------------------------------------------------
THE EUROPEAN FOCUS FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF EUROPEAN COMPANIES.
--------------------------------------------------------------------------------

                                                   HENDERSON EUROPEAN FOCUS FUND

          countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe.

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's net asset value (NAV) will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An invest ment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The EUROPEAN FOCUS FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to the European markets

     o are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

HENDERSON GLOBAL EQUITY INCOME FUND


INVESTMENT OBJECTIVE

The Global Equity Income Fund's investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests primarily in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in US and non-US issuers and has no specific policy on the number of different countries in which it will invest.


In selecting investments, the managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.

For its investments in preferred stocks, the Fund expects to invest in preferred stocks that are rated investment grade as well as in unrated preferred stocks. For its investments in common stocks, the Fund seeks to invest in securities that the managers believe have the potential for growth of income and capital over time. The managers may shift the Fund's assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in fixed income securities (including lower-quality securities commonly referred to as "junk bonds"), derivatives and equity real estate investment trusts (REITS).


Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization "value" stocks with a market capitalization greater than $1 billion (stocks of well-established, undervalued companies that the managers believe offer the potential for income and long-term capital appreciation). The managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered "growth" stocks.


The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock that has declared its dividend to purchase another stock that is about to pay a dividend. By entering into a series of such trades, the Fund could augment the amount of dividend income it receives over the course of a year.

The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. The Fund has no specific capitalization range for foreign companies in which it will invest. The capitalization range for foreign companies will vary over time depending on the managers' ongoing assessment of market opportunities for the Fund.

The Fund will generally consider selling a security when in the managers' opinion there is a risk of significant deterioration in the company's fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the managers' opinion, a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund's dividend capture trading strategy.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund's dividend capture strategy may increase the rate of portfolio turnover. The Fund's portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.


--------------------------------------------------------------------------------
THE GLOBAL EQUITY INCOME FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME AND, AS A SECONDARY OBJECTIVE, STEADY GROWTH OF CAPITAL.
--------------------------------------------------------------------------------

                                             HENDERSON GLOBAL EQUITY INCOME FUND


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The GLOBAL EQUITY INCOME FUND may be an appropriate investment for you if you:

     o    seek dividend income

     o    seek to grow your capital over the long-term

     o    are looking for exposure to global markets

     o are willing to accept higher risks in exchange for the potential for long-term growth

     o    want a professionally managed portfolio

HENDERSON GLOBAL OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Global Opportunities Fund's investment objective is to achieve long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in equity securities of US and non-US companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non- US companies are broadly defined to include any company that meets one of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US

     o    50% or more of its assets are located in a country other than the US

     o    50% or more of its revenues are derived from outside of the US

The Fund has no limits on the geographic asset distribution of its investments. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective. The Fund may also invest in fixed income securities, including convertible bonds.

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when in the managers' opinion there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, it fails to meet operating/ financial targets or its revenue growth has slowed. The Fund may sell a security if the managers are unable to maintain open communication with management or if there is a change in business strategy or outlook. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, in the manager's opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries, and may invest up to 15% of its net assets in illiquid securities.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently


--------------------------------------------------------------------------------
THE GLOBAL OPPORTUNITIES FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL.
--------------------------------------------------------------------------------

                                             HENDERSON GLOBAL OPPORTUNITIES FUND


          and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o EMERGING MARKETS RISK: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The GLOBAL OPPORTUNITIES FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to global markets

     o are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

HENDERSON GLOBAL TECHNOLOGY FUND


INVESTMENT OBJECTIVE

The Global Technology Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of technology-related companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Technology-related companies are defined as those companies that the managers believe will benefit significantly from advances or improvements in technology. Technology-related companies include those that are principally engaged in producing, developing, selling, using or distributing technology products, processes or services. Industries likely to be represented in the Fund's portfolio include, but are not limited to, computers and peripheral products, computer software, electronic systems and components, e-commerce, telecommunications, media, cable and information services, pharmaceuticals, medical devices, biotechnology, Internet and clean energy technology.


The Fund has no limits and no specific policy on the geographic asset distribution of its investments, and has no specific policy on the number of different countries in which it will invest. The Fund currently invests in U.S. and non-U.S. issuers and may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective.


Although the Fund does not have a specific policy regarding investments in companies of a particular size, the managers, in an attempt to reduce portfolio risks, will invest generally in companies that have a more proven track record. The managers evaluate companies and their potential investment returns based on theme, sector and stock specific characteristics that are driven by bottom-up factors rather than on geographic regions. Country and regional allocation results from stock selection and is secondary to the process.

The Fund generally sells a stock when in the managers' opinion there is a deterioration in the company's fundamentals, there is a detrimental change in the competitive environment or the stock achieves its target price. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, in the managers' opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any par ticular size and may invest in smaller and less seasoned companies. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o TECHNOLOGY-RELATED COMPANIES RISK. The risk that the Fund may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.


--------------------------------------------------------------------------------
THE GLOBAL TECHNOLOGY FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF
TECHNOLOGY-RELATED COMPANIES.
--------------------------------------------------------------------------------

                                                HENDERSON GLOBAL TECHNOLOGY FUND


     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller and less seasoned companies, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An invest ment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The GLOBAL TECHNOLOGY FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to US and international technology markets

     o are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

HENDERSON INDUSTRIES OF THE FUTURE FUND


INVESTMENT OBJECTIVE

The Industries of the Future Fund's investment objective is to achieve long-term growth of capital by investing in equities of companies that contribute to a sustainable and responsible global economy.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest primarily in equity securities of US and non-US companies whose goods or services provide solutions to sustainability challenges and/or contribute to a responsible global economy. Equity securities include common stocks and related securities such as preferred stock, convertible securities and depositary receipts. The managers define sustainability as contributing to a better quality of life for everyone, now and for generations to come.

The Fund has no limits on the geographic asset distribution of its investments. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective. The Fund may invest in companies in any economic sector.

The managers use a process that combines multi-thematic, top-down analysis with a bottom up approach to individual security selection. Investments are made in themes identified as `Industries of the Future' which are based on sustainability trends and challenges, including but not limited to: cleaner energy, environmental service, health, and sustainable transport. The investment themes may change over time to reflect new research findings and new investment opportunities.

The managers use a variety of environmental, social and economic factors to determine whether a company qualifies as an `Industry of the Future,' including:

     o The sustainability dimension of the company's portfolio of goods or services;

     o The extent to which this is a driver of the company's future value generation;

     o The proportion of annual revenue the company derives from this sustainability theme;

     o The share of the market the company has with regard to this sustainability theme;

     o The environmental and social profile of other business activities the company is involved in; and

     o The company's corporate responsibility management practices and performance.

Security selection is based upon an opportunistic approach which seeks companies that will benefit from sustainability trends, such as environmental regulations, rising social expectations and changing market demands. Bottom-up stock selection will seek to identify companies most likely to harness the rewards of early adaptation to sustainability's challenges. Security selection will also be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company and the quality of a company's management.

The Fund generally sells a stock when in the managers' opinion there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the company no longer meets the Fund's sustainable or responsible criteria, the managers believe that negative country or regional factors may affect the company's outlook, the managers identify a superior investment opportunity, or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that are growing or expanding as long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although the total return from investments (i.e., the sum of share price appreciation and dividends) will be of greater importance in stock selection than dividends alone.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries, and may invest up to 15% of its net assets in illiquid securities.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest in multiple countries and industry groups.


--------------------------------------------------------------------------------
THE INDUSTRIES OF THE FUTURE FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITIES OF COMPANIES THAT CONTRIBUTE TO A SUSTAINABLE AND RESPONSIBLE GLOBAL ECONOMY.
--------------------------------------------------------------------------------

                                         HENDERSON INDUSTRIES OF THE FUTURE FUND


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o SUSTAINABILITY RISK. The Fund invests in the securities of companies that meet its "Industries of the Future" guidelines. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities for sustainability or social reasons when it might otherwise be disadvantageous for it to do so. Additionally, investing in the securities of "Industries of the Future" companies may entail greater risks than investing in a wide variety of economic themes. As a result, the performance of the Fund may be more volatile.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The INDUSTRIES OF THE FUTURE FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o are looking for exposure to companies providing solutions to the world's social and sustainability challenges

     o    are seeking exposure to international markets

     o are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation

HENDERSON INTERNATIONAL OPPORTUNITIES FUND


INVESTMENT OBJECTIVE

The International Opportunities Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in equity securities of non-US companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-US companies are broadly defined to include any company that meets one of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US

     o    50% or more of its assets are located in a country other than the US

     o    50% or more of its revenues are derived from outside of the US

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when in the managers' opinion there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, in the manager's opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any par ticular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly,


--------------------------------------------------------------------------------
THE INTERNATIONAL OPPORTUNITIES FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF NON-US COMPANIES.
--------------------------------------------------------------------------------

                                      HENDERSON INTERNATIONAL OPPORTUNITIES FUND

          which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An invest ment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The INTERNATIONAL OPPORTUNITIES FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to international markets

     o are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

HENDERSON JAPAN-ASIA FOCUS FUND


INVESTMENT OBJECTIVE

The Japan-Asia Focus Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of Japanese companies and secondarily through investment in equities of other Asian companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 75% of its net assets in equity securities of Japanese companies, and at least 80% of its net assets in equity securities of Asian companies, including Japan. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Japanese and Asian companies are broadly defined to include any company that meets one of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located in Japan or another Asian country

     o 50% or more of its assets are located in Japan or another Asian country

     o 50% or more of its revenues are derived from Japan or another Asian country

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed based upon strategic views related to the growth prospects, valuations and pricing associated with Japan and other Asian countries, as well as sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region.

For purposes of the Fund's investment policies, the Fund may invest in companies located in countries such as China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, as well as any other country in Asia to the extent foreign investors are permitted by applicable law to make such investments.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the managers will consider the following factors that may have an effect on the investment climate of the companies that are located in those markets:

     o the condition and growth potential of the various economies, industry sectors and securities markets

     o    expected levels of inflation

     o    government policies influencing business conditions

     o    currency and taxation factors

     o    other financial, social and political factors

The Fund generally sells a stock when in the managers' opinion there is deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, in the manager's opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The


--------------------------------------------------------------------------------
THE JAPAN-ASIA FOCUS FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF JAPANESE COMPANIES AND SECONDARILY THROUGH INVESTMENT IN EQUITIES OF OTHER ASIAN COMPANIES.
--------------------------------------------------------------------------------

                                                 HENDERSON JAPAN-ASIA FOCUS FUND


principal risks that could adversely affect the total return on your investment include:

     o GEOGRAPHIC FOCUS RISK. The risk of investing mostly in one country or geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting Japanese and Asian investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This Fund focuses on issuers in Japan and is particularly vulnerable to factors affecting the Japanese market.

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WHO SHOULD INVEST IN THE FUND?

The JAPAN-ASIA FOCUS FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to Japanese and Asian markets

     o are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

HENDERSON WORLDWIDE INCOME FUND


INVESTMENT OBJECTIVE

The Worldwide Income Fund's investment objective is to seek total return through current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities (including lower-quality securities or "junk bonds") with a focus on foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, US investment grade corporate debt and US government debt securities. The Fund may also invest in dividend-paying equity securities of companies domiciled in the US or abroad. The manager may shift the Fund's assets among various types of income-producing securities based upon changing market conditions.

The manager uses a process that combines a bottom-up approach to individual security selection rooted in thorough independent research with a macro-economic overlay that determines appropriate country, asset sector, currency and industry exposure.

In their bottom-up approach, the manager uses both qualitative and quantitative credit analysis to consider a variety of factors, including the issuer's:

     o    experience and managerial strength

     o    debt service capability

     o    operating outlook

     o    sensitivity to economic conditions

     o    current financial condition

     o    liquidity and access to capital

     o    asset protection

     o    structural issues

     o    covenant protection

     o    equity sponsorship

The manager performs extensive credit analysis and meets frequently with prospective and purchased debt issuers. He also works closely with a team of analysts to search for the most appropriate securities to include in the Fund's portfolio.

Sector, regional and industry allocations are evaluated within a broader economic and market context and involve:

     o evaluation of the economic and interest rate environment that determines asset sector allocation and quality mix

     o evaluation of country and regional economic environment to support country allocation decisions

     o analysis of industry weightings including stability and growth of industries, cash flows and/or positive equity momentum

The Fund will generally consider selling a security when in the manager's opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. The Fund may also consider selling a security if, in the manager's opinion, a superior investment opportunity arises.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This principle is called leverage. The Fund may borrow money to the extent permissible by the Investment Company Act of 1940, as amended (the "1940 Act"), currently up to 331/3% of its total assets, including the amount borrowed.

Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, US Government securities, foreign securities, derivatives, distressed securities and emerging market debt securities, subordinated bank debt and private placements. The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. The Fund has no policy limiting the currency in which foreign securities may be denominated.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any par ticular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly.


--------------------------------------------------------------------------------
THE HENDERSON WORLDWIDE INCOME FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION.
--------------------------------------------------------------------------------

                                                 HENDERSON WORLDWIDE INCOME FUND

The principal risks that could adversely affect the total return on your investment include:

     o HIGH YIELD SECURITIES RISK. High yield securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

     o CREDIT/DEFAULT RISK. The risk that one or more debt securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

     o MARKET RISK. The risk that deteriorating market conditions might cause a general weakness in the market that reduces the overall value of debt securities in the market. Developments in a particular class of debt securities or the stock market could also adversely affect the Fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the Fund emphasizes debt securities from any given industry, it could be hurt if that industry does not do well. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments when due than an investment grade issuer. The prices of high yield securities are generally more volatile and sensitive to actual or perceived negative economic developments than investment grade securities. The Fund may also invest in equity securities. Equity investments, such as common stocks, are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

     o ISSUER RISK. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. The market price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

     o INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as prepayment risk and may reduce the Fund's income. During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security's duration and reduce the value of the debt security. This is known as extension risk.

     o LIQUIDITY RISK. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.

     o LEVERAGE RISK. The Fund may borrow money to the extent permissible under the 1940 Act, currently up to 33 (1)/3% of its total assets, including the amount borrowed. This leverage creates risks not associated with unleveraged funds having a similar investment objective. Leverage creates risk which may adversely affect the return to shareholders of the Fund, including: the likelihood of greater volatility of net asset value; fluctuations in the interest rates on borrowings and short-term debt; increased operating costs, which may reduce the Fund's total return; and the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowings remain fixed. Since the Fund pays the Adviser (as defined on page 13) based on the Fund's averaged managed assets, which include the proceeds of any leverage, the Adviser's fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

HENDERSON WORLDWIDE INCOME FUND


     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An invest ment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The WORLDWIDE INCOME FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for current income

     o are willing to tolerate greater credit risk and possibly price fluctuation caused by its investment in many types of fixed income securities including investment grade debt, below investment grade bonds and emerging market debt securities

PERFORMANCE INFORMATION

The bar charts and tables that follow provide some indication of the risk of investing in the Funds, by showing how each Fund's performance has varied over time. For each Fund with annual returns for at least one calendar year, the bar chart shows the Fund's performance for each calendar year since its inception. The table shows how those Funds' average annual total returns compare to those of a broad-based securities market index and, for the Global Technology Fund, an additional index that more closely reflects the stocks in which the Fund invests.

The annual returns in the bar charts which follow are for each Fund's Class A shares without reflecting payment of any front-end sales charge; if they did reflect payment of sales charges, annual returns would be lower. Class B and Class C shares of the same Fund and Class R shares of the International Opportunities Fund will have annual returns similar to those of the Class A shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. However, because each class of shares has different sales charges, distribution fees and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses Summary."

Average annual returns in the tables below the bar charts reflect the imposition of the maximum front end sales charge or contingent deferred sales charge. After-tax returns are calculated using the highest historical marginal individual US federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through qualified tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Class A shares; after-tax returns for the Class B and Class C shares of the Funds and Class R shares of the International Opportunities Fund will vary from those shown.

When you consider this information, please remember that a Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

INDUSTRIES OF THE FUTURE FUND

As of the date of this Prospectus, the Industries of the Future Fund had not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

Bar chart:
EUROPEAN FOCUS FUND - CLASS A
TOTAL RETURN (%)
per calendar year

2002    2.24
2003   61.9
2004   37.6
2005   14.18
2006   40.69
2007   12.7

Year-to-date through 9/30/08:      (36.51)%

Best Quarter:                       28.26%     6/30/03 (quarter ended)
Worst Quarter:                     (17.43)%    9/30/02 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                           1 YEAR %      5 YEAR %    SINCE INCEPTION(1) %
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                          6.22          30.61            27.92
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                          3.53          28.18            26.00
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                  5.45          26.26            24.33
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
Return Before Taxes                                                          7.85          31.16            28.19
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                         11.85          31.23            28.18
------------------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index(2) (reflects no deductions for fees, expenses or taxes)   14.39          23.34            14.18
------------------------------------------------------------------------------------------------------------------------------------

(1) The inception date for the Class A, Class B and Class C shares is August 31, 2001.

(2) The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets.

PERFORMANCE INFORMATION

Bar chart:
GLOBAL EQUITY INCOME FUND-CLASS A
TOTAL RETURN (%)
per calendar year

2007   13.72

Year-to-date through 9/30/08:      (24.06)%

Best Quarter:                        6.73%     6/30/07 (quarter ended)
Worst Quarter:                      (1.42)%    12/31/07 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                           1 YEAR %                  SINCE INCEPTION(1) %
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                          7.23                            8.84
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                          6.48                            8.15
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                  6.40                            7.80
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                         12.84                           14.11
------------------------------------------------------------------------------------------------------------------------------------
MSCI World Index (2) (reflects no deduction for fees, expenses or taxes)     9.57                           10.87
------------------------------------------------------------------------------------------------------------------------------------

(1)  The inception date for the Class A and Class C shares is November 30, 2006.

(2) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Bar chart:
GLOBAL OPPORTUNITIES FUND-CLASS A
TOTAL RETURN (%)
per calendar year

2007   15.76

Year-to-date through 9/30/08:      (29.84)%

Best Quarter:                        7.74%     6/30/07 (quarter ended)
Worst Quarter:                       0.70%     12/31/07 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                            1 YEAR %                 SINCE INCEPTION(1)%
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                          9.09                           11.32
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                          8.88                           11.13
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                  6.00                            9.56
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                         16.76                           18.38
------------------------------------------------------------------------------------------------------------------------------------
MSCI World Index(2) (reflects no deduction for fees, expenses or taxes)      9.57                           10.87
------------------------------------------------------------------------------------------------------------------------------------

(1)  The inception date for the Class A and Class C shares is November 30, 2006.

(2) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

                                                         PERFORMANCE INFORMATION

Bar chart:
GLOBAL TECHNOLOGY FUND - CLASS A
TOTAL RETURN (%)
per calendar year

2002  -37.33
2003   62.43
2004   13.84
2005    7.75
2006   10.36
2007   22.92

Year-to-date through 9/30/08:      (27.67)%

Best Quarter:                       28.09%     6/30/03 (quarter ended)
Worst Quarter:                     (27.27)%    9/30/02 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                          1 YEAR %      5 YEARS %     SINCE INCEPTION(1) %
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                         15.84          20.56             9.35
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         15.42          20.08             8.93
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 10.51          18.01             7.96
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
Return Before Taxes                                                         17.99          21.02             9.64
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                         21.97          21.06             9.60
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index(2) (reflects no deductions for fees, expenses or taxes)     5.49          12.83             6.04
------------------------------------------------------------------------------------------------------------------------------------
MSCI AC World IT Index(2) (reflects no deductions for fees,
   expenses or taxes)                                                       13.85          15.39             5.58
------------------------------------------------------------------------------------------------------------------------------------

(1) The inception date for the Class A, Class B and Class C shares is August 31, 2001.

(2) The S&P 500(R) Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI AC World IT Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets. The index is comprised of 48 developed and emerging market indices.

Bar chart:
INTERNATIONAL OPPORTUNITIES FUND - CLASS A
TOTAL RETURN (%)
per calendar year

2002  -11.27
2003   44.17
2004   20.23
2005   16.48
2006   28.03
2007   18.38

Year-to-date through 9/30/08:      (29.69)%

Best Quarter:                       23.22%     6/30/03 (quarter ended)
Worst Quarter:                     (19.58)%    9/30/02 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                          1 YEAR %      5 YEARS %     SINCE INCEPTION(1) %
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                         11.56          23.59            18.80
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                          9.06          22.43            17.87
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                  8.27          20.48            16.36
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
Return Before Taxes                                                         13.47          24.09            19.05
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                         17.49          24.15            19.04
------------------------------------------------------------------------------------------------------------------------------------
CLASS R
Return Before Taxes                                                         18.11          24.76            19.63
------------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(2) (reflects no deductions for fees, expenses or taxes)     11.63          22.08            13.26
------------------------------------------------------------------------------------------------------------------------------------

(1) The inception date for the Class A, Class B and Class C shares is August 31, 2001 and the inception date for the Class R shares is September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A Shares, adjusted for the higher expenses applicable to R shares.

(2) The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia and the Far East. The Fund may invest in emerging markets while the Index only consists of companies in developed markets.

Bar chart:
PERFORMANCE INFORMATION
JAPAN-ASIA FOCUS FUND-CLASS A
TOTAL RETURN (%)
per calendar year

2007   -7.81

Year-to-date through 9/30/08:      (22.82)%

Best Quarter:                        1.52%     3/31/07 (quarter ended)
Worst Quarter:                      (6.58)%    12/31/07 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                          1 YEAR %                     SINCE INCEPTION(1) %
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                        (13.10)                          (7.75)
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        (13.84)                          (8.16)
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 (7.95)                          (6.62)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                         (8.48)                          (5.57)
------------------------------------------------------------------------------------------------------------------------------------
MSCI Japan Index(2) (reflects no deductions for fees, expenses or taxes)    (4.14)                          (1.56)
------------------------------------------------------------------------------------------------------------------------------------

(1)  The inception date for the Class A and Class C shares is January 31, 2006.

(2) The MSCI Japan Index is a market capitalization weighted index that is designed to measure equity market performance in Japan.


Bar chart:
WORLDWIDE INCOME FUND - CLASS A
TOTAL RETURN (%)
per calendar year

2004   10.64
2005    2.56
2006   10.36
2007    3.36

Year-to-date through 9/30/08:      (18.31)%

Best Quarter:                        5.32%     9/30/04 (quarter ended)
Worst Quarter:                      (1.85)%    3/31/05 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                          1 YEAR %                     SINCE INCEPTION(1) %
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                         (1.56)                          7.47
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         (3.56)                          5.14
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 (0.82)                          5.05
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
Return Before Taxes                                                         (1.49)                          7.49
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                          2.60                           7.92
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Bond Index [ex US MBS](2)
   (reflects no deductions for fees, expenses or taxes)                      9.87                           5.90
------------------------------------------------------------------------------------------------------------------------------------

(1) The inception date for the Class A, Class B and Class C shares is September 30, 2003.

(2) The Lehman Brothers Global Aggregate Bond Index [ex US MBS] is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage Bonds. Effective May 19, 2006, the Henderson Income Advantage Fund changed its name, investment objective and policies and became the Henderson Worldwide Income Fund. The Fund's historical performance may not represent current investment policies.

FEES AND EXPENSES SUMMARY

The Funds offer different Classes of shares. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. For more information about which share class may be right for you, see "Description of Share Classes."

The following tables show the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Funds. Please note that the following information does not include fees that intermediaries may charge for services they provide to you. Future expenses may be greater or less than those indicated below.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a)
                                                        CLASS A           CLASS B          CLASS C         CLASS R (b)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of the Offering Price)
    All funds except Worldwide Income Fund              5.75%(c)           None             None              None
    Worldwide Income Fund                               4.75%(c)           None             None              None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
    (as a percentage of the Offering Price)              None(d)          5.00%(e)         1.00%(f)           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (g)
    (as a percentage of amount redeemed)                 2.00%             2.00%            2.00%             None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE PAID FROM FUND ASSETS) As a
percentage of average net assets

EUROPEAN FOCUS FUND
                                                        CLASS A           CLASS B          CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      0.95%             0.95%            0.95%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%            1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses (i) (j) (k)                               0.26%             0.26%            0.26%
------------------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (**)                        1.46%             2.21%            2.21%
------------------------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITY INCOME FUND
                                                        CLASS A           CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (h)(*)                                   0.85%             0.85%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses (j)(k)                                    0.29%             0.29%
------------------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (n)(**)                     1.39%             2.14%
------------------------------------------------------------------------------------------------------------------------------------

GLOBAL OPPORTUNITIES FUND
                                                        CLASS A           CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (h)(*)                                   1.00%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses (k)                                       1.77%             1.91%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Operating Expenses (estimated
    indirect expenses of underlying funds) (l)           0.01%             0.01%
------------------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (m) (**)                    3.03%             3.92%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (n)                 1.07%             1.21%
------------------------------------------------------------------------------------------------------------------------------------
    Net Operating Expenses (m) (n)                       1.96%             2.71%
------------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES SUMMARY


GLOBAL TECHNOLOGY FUND
                                                        CLASS A           CLASS B          CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      1.00%             1.00%            1.00%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%            1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses (k)                                       0.32%             0.32%            0.32%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Operating Expenses (estimated
    indirect expenses of underlying funds) (l)           0.01%             0.01%            0.01%
------------------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (m)(**)                     1.58%             2.33%            2.33%
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIES OF THE FUTURE FUND
                                                        CLASS A           CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      1.00%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses (o)                                       0.78%             0.78%
------------------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (**)                        2.03%             2.78%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (n)                 0.08%             0.08%
------------------------------------------------------------------------------------------------------------------------------------
    Net Operating Expenses (n)                           1.95%             2.70%
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL OPPORTUNITIES FUND
                                                        CLASS A           CLASS B          CLASS C           CLASS R
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      0.99%             0.99%            0.99%             0.99%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%            1.00%             0.50%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses (k)                                       0.21%             0.21%            0.21%             0.21%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Operating Expenses (estimated)
  indirect expenses of underlying funds) (l)             0.02%             0.02%            0.02%             0.02%
------------------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (m)(**)                     1.47%             2.22%            2.22%             1.72%
------------------------------------------------------------------------------------------------------------------------------------

JAPAN-ASIA FOCUS FUND
                                                        CLASS A           CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      1.00%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses (j)(k)                                    0.50%             0.50%
------------------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (**)                        1.75%             2.50%
------------------------------------------------------------------------------------------------------------------------------------

WORLDWIDE INCOME FUND
                                                        CLASS A           CLASS B          CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (h)(p)(*)                                0.75%             0.75%            0.75%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%            1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses (k)                                       0.35%             0.35%            0.35%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Operating Expenses (estimated
    indirect expenses of underlying funds) (l)           0.01%             0.01%            0.01%
------------------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (**)                        1.36%             2.11%            2.11%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (n)                 0.05%             0.05%            0.05%
------------------------------------------------------------------------------------------------------------------------------------
    Net Operating Expenses (n)                           1.31%             2.06%            2.06%
------------------------------------------------------------------------------------------------------------------------------------

(a) You may be charged a fee by your broker or agent if you effect transactions in Fund shares through a broker or agent.

(b)  For International Opportunities Fund only.

(c) The sales charge declines with certain increases in the amount invested. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if your Class A purchase meets certain requirements.

(d) A contingent deferred sales charge ("CDSC") of 1% is applied to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as a part of an investment of $1 million or more.

(e)  The CDSC payable upon redemption of Class B shares declines over time.

(f) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(g) Shares redeemed within 30 days of purchase, including redemptions in connection with exchanges, may be subject to a 2% redemption fee. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Frequent Purchases and Redemptions of Fund Shares."

(h) Management fee rates will decrease at certain levels of increased assets. Please see "Management of the Funds" for the breakpoints for the management fees.


(i) Other Expenses do not correlate directly to the expense ratios reported in the Financial Highlights tables which include a non-recurring reimbursement by the Fund's Adviser.


(j) Includes the Fund's share of the fees and expenses of any other fund in which the Fund invested. These fees and expenses were less than 0.01% of the average net assets of the Fund.

(k) Other Expenses are based on the most recent fiscal year-end results for the Funds.

(l) Acquired Fund Operating Expenses includes the Fund's share of the fees and expenses of any other fund in which the Fund invested.

                                                       FEES AND EXPENSES SUMMARY


(m) Operating Expenses do not correlate directly to the expense ratios reported in the Financial Highlights tables which do not include acquired fund fees and expenses.


(n) The Funds' adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Funds to the extent necessary to limit total annual operating expenses, less distribution and service fees, to 1.75% of a Fund's average daily net assets for the European Focus Fund, Global Technology Fund, International Opportunities Fund and Japan-Asia Focus Fund, 1.70% for the Global Opportunities Fund and the Industries of the Future Fund, 1.05% for the Worldwide Income Fund and 1.15% for the Global Equity Income Fund. This waiver will remain in effect through July 31, 2020 for each Fund. The Funds' Expense Limitation Agreement shall terminate either upon the termination of the Advisory Agreement or on July 31, 2020. The adviser may recover expenses reimbursed through November 30, 2009 for the Global Equity Income Fund and the Global Opportunities Fund, if the Fund's expense ratio including the recovered expenses falls below the expense limitation.

(o) Other Expenses are based on estimated amounts since the Fund has not yet completed a full fiscal year of operations.

(p) Management fees are calculated as a percentage of the Fund's average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

(*) Management Fees has been restated to reflect a change in the management fee rate effective July 1, 2009.

(**) Except as otherwise noted, the information in the table is based on amounts incurred during the Fund's most recent fiscal year. The Fund's annual operating expenses will likely vary from year to year. It is important for you to understand that a decline in the Fund's average net assets during the current fiscal year due to recent market volatility or other factors could cause the Fund's expense ratios for the Fund's current fiscal year to be higher than the expense information presented.



EXAMPLE OF EXPENSES

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples are hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

o you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods

o your investment has a 5% return each year and dividends and other distributions are reinvested

o each Fund's operating expenses will remain the same and reflect contractual waivers and reimbursements for applicable periods

Based upon these assumptions*:
                            If you sell your shares,                     If you don't sell your shares,
                              your costs would be:                            your costs would be:
EUROPEAN FOCUS FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------------------------
    Class A             715     1,011     1,328      2,226              715     1,011      1,328     2,226
------------------------------------------------------------------------------------------------------------------------------------
    Class B             624       992     1,286      2,359              224       692      1,186     2,359
------------------------------------------------------------------------------------------------------------------------------------
    Class C             224       692     1,186      2,549              224       692      1,186     2,549
------------------------------------------------------------------------------------------------------------------------------------


GLOBAL EQUITY INCOME FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------------------------
    Class A             708       990     1,293      2,152              708       990      1,293     2,152
------------------------------------------------------------------------------------------------------------------------------------
    Class C             217       670     1,150      2,477              217       670      1,150     2,477
------------------------------------------------------------------------------------------------------------------------------------


GLOBAL OPPORTUNITIES FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------------------------
    Class A             763     1,155     1,572      2,733              763     1,155      1,572     2,733
------------------------------------------------------------------------------------------------------------------------------------
    Class C             274       842     1,436      3,045              274       842      1,436     3,045
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------------------------
    Class A             726     1,045     1,387      2,350              726     1,045      1,387     2,350
------------------------------------------------------------------------------------------------------------------------------------
    Class B             636     1,028     1,346      2,483              236       728      1,246     2,483
------------------------------------------------------------------------------------------------------------------------------------
    Class C             236       728     1,246      2,670              236       728      1,246     2,670
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIES OF THE FUTURE FUND
                      1-YEAR   3-YEAR                                 1-YEAR   3-YEAR
------------------------------------------------------------------------------------------------------------------------------------
    Class A             762     1,152                                   762     1,152
------------------------------------------------------------------------------------------------------------------------------------
    Class C             273       839                                   273       839
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------------------------
    Class A             716     1,013     1,333      2,236              716     1,013      1,333     2,236
------------------------------------------------------------------------------------------------------------------------------------
    Class B             625       995     1,291      2,369              225       695      1,191     2,369
------------------------------------------------------------------------------------------------------------------------------------
    Class C             225       695     1,191      2,559              225       695      1,191     2,559
------------------------------------------------------------------------------------------------------------------------------------
    Class R             175       542       934      2,035              175       542        934     2,035
------------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES SUMMARY

JAPAN-ASIA FOCUS FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------------------------
    Class A             743     1,095     1,470      2,523              743     1,095      1,470     2,523
------------------------------------------------------------------------------------------------------------------------------------
    Class C             253       779     1,331      2,840              253       779      1,331     2,840
------------------------------------------------------------------------------------------------------------------------------------


WORLDWIDE INCOME FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------------------------
    Class A             602       871     1,160      1,984              602       871      1,160     1,984
------------------------------------------------------------------------------------------------------------------------------------
    Class B             609       946     1,209      2,202              209       646      1,109     2,202
------------------------------------------------------------------------------------------------------------------------------------
    Class C             209       646     1,109      2,394              209       646      1,109     2,394
------------------------------------------------------------------------------------------------------------------------------------

* The expense examples above assume that the Adviser's agreement to waive fees and/or reimburse expenses expires on July 31, 2020. The expense examples also reflect the conversion of Class B shares to Class A shares after 8 years.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


INVESTMENT STRATEGIES


ALL FUNDS:

TEMPORARY DEFENSIVE INVESTMENTS. As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of US and non-US issuers, or hold cash. A Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to a Fund's primary investments when the managers believe it is advisable to do so, or to meet anticipated levels of redemption. Each Fund will normally invest a portion of its portfolio in US dollars or short-term interest bearing US dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund's ability to meet its investment objective.


DERIVATIVES. The Funds may use derivatives including forwards, options, contracts for differences, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index. To the extent a Fund purchases derivatives, they will typically be used for hedging purposes; however, the Global Equity Income Fund and the Worldwide Income Fund may enter into futures contracts for non-hedging purposes to enhance potential gain. Using derivatives, especially for non-hedging purposes, may involve greater risks to the Funds, than investing directly in securities.


INVESTMENT RISKS


ALL FUNDS:

     o COMMON STOCK RISK. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

          The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers' assessment of the prospects for a company's earnings growth is wrong, or if the managers' judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that a manager has placed on it.

          Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that a manager has placed on it.


     o DERIVATIVES RISK. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the managers' ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.


          Other risks arise from the managers' potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

          In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund's assets are committed to derivatives in general or are invested in a few types of derivatives.

     o FOREIGN INVESTMENTS. Foreign investments involve special risks, including:

          o Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

               may be affected by changes in exchange rates between foreign currencies and the US dollar.

          o Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

          o Unreliable or untimely information: There may be less information publicly available about a foreign company than about most US companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.

          o Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US.

          o Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most US investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value a Fund's foreign investments.

          o Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

          o Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable US companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

          o Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain "qualified foreign corporations" may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to a Fund's foreign investments, as described in the statement of additional information (SAI).

Each Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded in US markets and are U.S. dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the US for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

     o DEFENSIVE INVESTMENT STRATEGIES. In addition, each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund's defensive investment position may not be effective in protecting its value.

     o SECURITIES LOANS. The Funds may make secured loans of their portfolio securities amounting to not more than 331/3% of their total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Funds

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


          retain the right to call the loans at any time on reasonable notice, and they will do so in order that the securities may be voted by the Funds if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Funds may also call such loans in order to sell the securities involved.

IMPACT OF ACTIONS BY OTHER SHAREHOLDERS. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund's distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund's shareholders subject to income tax.

GLOBAL EQUITY INCOME FUND:

     REIT RISK. The Global Equity Income Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Fund from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

     INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as prepayment risk and may reduce the Fund's income. During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security's duration and reduce the value of the debt security. This is known as extension risk.

     CREDIT/DEFAULT RISK. The risk that one or more debt securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to theF issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

     HIGH YIELD SECURITIES RISK. High yield securities (including lower-quality securities, commonly referred to as "junk bonds") are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating eco nomic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

     ISSUER RISK. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. The market price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

     LIQUIDITY RISK. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.


GLOBAL EQUITY INCOME FUND AND WORLDWIDE INCOME FUND:

     INFLATION RISK. The risk that the value of assets or income from a Fund's investments will be worth less in the future as inflation decreases the value of money.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS



     REINVESTMENT RISK. Income from a Fund's portfolio will decline if and when a Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio's current earnings rate.

     ZERO-COUPON BONDS RISK. Zero coupon bonds are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield securities. A Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, a Fund may lose its entire investment.

     OVERWEIGHTING IN CERTAIN MARKET SECTORS RISK. The percentage of a Fund's assets invested in various industries and sectors will vary from time to time depending on the managers' perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on a Fund's net asset value.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

     CHANGES IN POLICIES. The Funds' Trustees may change a Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the (i) European Focus Fund's policy to invest at least 80% of its net assets in equity securities of European companies (ii) Global Technology Fund's policy to invest at least 80% of its net assets in equity securities of technology-related companies (iii) Japan-Asia Focus Fund's policy to invest at least 80% of its net assets in equity securities of Asian companies, including Japan, and (iv) Worldwide Income Fund's policy to invest at least 80% of its net assets in income producing securities, the Funds will give shareholders at least 60 days notice of any change to these policies.


     ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds' SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

     DISCLOSURE OF PORTFOLIO HOLDINGS The Funds' SAI includes a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings.

MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER AND SUBADVISER


Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as "the Adviser," is the Funds' investment adviser. Henderson Investment Management Limited, 201 Bishopsgate, London UK EC2M 2DA, referred to herein as "Henderson," is the subadviser for the Funds, except for Worldwide Income Fund. The Adviser and Henderson are indirect, wholly-owned subsidiaries of Henderson Group plc and, together with their subsidiaries, are referred to as "Henderson Global Investors" in this Prospectus.


As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 2DA, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.


The Adviser provides services and facilities to the Funds. For the most recent fiscal year, each Fund paid the Adviser a monthly fee at an annual rate of each Fund's average net assets (or average managed assets with respect to the Worldwide Income Fund) as set forth below:


     European Focus Fund
                1.00% for the first $500 million;
                0.90% for the next $1 billion; and
                0.85% for the balance thereafter.


     Global Equity Income Fund
                0.85% for the first $1 billion;
                0.65% for the next $1 billion; and
                0.60% for the balance thereafter.

     Global Opportunities Fund
                1.00% for the first $500 million;
                0.90% for the next $1 billion; and
                0.85% for the balance thereafter.


    Global Technology Fund
                1.00% for the first $500 million;
                0.95% for the next $500 million; and
                0.90% for the balance thereafter.

    Industries of the Future Fund
                1.00% for the first $500 million;
                0.90% for the next $1 billion; and
                0.85% for the balance thereafter.

    International Opportunities Fund
                1.10% for the first $1 billion;
                0.95% for the next $1 billion; and
                0.85% for the balance thereafter.

    Japan-Asia Focus Fund
                1.00% for the first $500 million;
                0.90% for the next $1 billion; and
                0.85% for the balance thereafter.


    Worldwide Income Fund*
                0.75% for the first $1 billion;
                0.70% for the next $500 million; and
                0.65% on the balance thereafter.

* The fee is based upon the Worldwide Income Fund's average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund's average managed assets, which include the proceeds of any leverage, the Adviser's fee will be higher if the Fund is leveraged.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements for all of the Funds, except Industries of the Future Fund, is available in the Funds' Annual Report dated July 31, 2008. For Industries of the Future Fund, a discussion regarding the basis for the Board of Trustees approval of the investment advisory agreements for the Fund will be available in the Fund's Semi-Annual Report dated January 31, 2009.

PORTFOLIO MANAGERS

EUROPEAN FOCUS FUND

Stephen Peak, Head of Henderson's European specialist equities team (since
1998), is the lead portfolio manager for the Fund. Mr. Peak joined Henderson Global Investors in 1986 and has more than 25 years of experience in investment management and research. Mr. Peak manages several European equity funds and is supported by a team of regional and sector specialists. Mr. Peak has been the Fund's portfolio manager since its inception.

GLOBAL EQUITY INCOME FUND

Alex Crooke is Director of Value and Income. He joined Henderson in 1994 as Associate Director of Investment Trusts. Mr. Crooke has over 15 years of investment industry experience.

Job Curtis is Director of Value and Income. He joined Touche Remnant Investment Management as a Portfolio Manager in 1987, which was subsequently purchased by Henderson Global Investors in 1992. Mr. Curtis has over 20 years of investment management experience.

GLOBAL OPPORTUNITIES FUND

Manraj Sekhon is primarily responsible for the management of the Fund and acts as the lead portfolio manager. Mr. Sekhon is Head of International Equities at Henderson Global Investors. Mr. Sekhon joined Henderson in 2003. Previously, he served as Deputy Head of Global Equities at Invesco Asset Management. Mr.

MANAGEMENT OF THE FUNDS

Sekhon has over 12 years of experience in the investment management industry.

GLOBAL TECHNOLOGY FUND

Ian Warmerdam is the portfolio manager for the Fund. Mr. Warmerdam joined Henderson Global Investors as Fund Manager, Technology Investment in 2001. Previously, Mr. Warmerdam was an Investment Manager at Scottish Widows Investment Partnership (2000-2001) and was a U.S. equity investment analyst at Scottish Life (1996-2000). Mr. Warmerdam is a Co-Head of Technology at Henderson Global Investors.

Stuart O'Gorman provides advice on the Fund to Mr. Warmerdam. Mr. O'Gorman joined Henderson Global Investors as Co-Head of Technology in 2001. Prior to joining Henderson, Mr. O'Gorman was employed by Scottish Equitable Asset Management where he co-managed the Scottish Equitable Technology Fund (1999-2000) and served as an investment analyst (1996-1999).

INDUSTRIES OF THE FUTURE FUND

Tim Dieppe, Director of SRI Funds, is primarily responsible for the management of the Fund and is the lead portfolio manager for the Fund. Mr. Dieppe manages the Henderson range of global sustainable and responsible investment ("SRI") funds and has particular responsibility for directing Henderson's multi-thematic "Industries of the Future" investment process for several funds and the "Industries of the Future" portions of Henderson's other pooled and segregated SRI accounts. He joined Henderson from AMP Asset Management when it merged with Henderson in 1998. He also has experience as a sector analyst and was a Reuters rated UK larger company analyst for three years. Tim has over 15 years of industry experience.

INTERNATIONAL OPPORTUNITIES FUND

The Fund is managed by a team of portfolio managers. Iain Clark, the Fund's asset allocation strategist, generally oversees the management of the Fund and specifically oversees the allocation of the Fund's assets among countries, regions and sectors. Individual members of the team manage the Fund's investments in specific countries, regions and sectors as outlined below.

Asset Allocation Strategists - Iain Clark is the Chief Investment Officer of Henderson. Mr. Clark joined Henderson Global Investors in 1985 and has over 30 years of investment management experience. Mr. Clark was also Chief Investment Officer of Seligman Henderson (1992 to 2000). Mr. Clark has managed several funds for Henderson Global Investors.

Bill McQuaker is Director of Multi-Manager Investments at Henderson Global Investors. He joined the firm in 2005 to head the Multi-Manager team, following an extensive career in investment banking at Credit Suisse First Boston and at Natwest Securities. Mr. McQuaker has over 20 years of experience in the investment management industry.

Europe - Stephen Peak has managed a European portion of the International Opportunities Fund since the Fund's inception. Mr. Peak's biography is included in the European Focus Fund's Portfolio Manager description above.

Global Technology - Ian Warmerdam and Stuart O'Gorman have been members of the Fund's investment management team since its inception. Their biographies are included in the Global Technology Fund's Portfolio Managers descriptions above.

Europe - Tim Stevenson is Director, European Equities (since 1991). Mr. Stevenson joined Henderson Global Investors in 1986 and was appointed Fund manager, Europe with responsibility for overseas clients. He has over 22 years of investment industry experience and manages several funds for Henderson Global Investors. Mr. Stevenson has been a member of the Fund's management team since 2002.

Japan - Michael Wood-Martin is the portfolio manager of the Japanese sub-portfolio of the Fund. Mr. Wood-Martin has 21 years of experience in the investment field and has spent the majority of his investment career specializing in Japanese equities. Mr. Wood-Martin began his investment career at Henderson Global Investors in 1987. He became a Japanese Fund manager in 1991, at which time he moved to Tokyo to work in the Henderson Japan office. He returned to the London office in 1995 and has been involved in running active Japanese equity portfolios since.

Asia Pacific - Andrew Mattock and Michael Kerley are the co-portfolio managers of the Asia Pacific sector. Mr. Mattock is a Fund Manager at Henderson Global Investors and joined the firm in 1999. He joined the Asian ex Japan team in 2000 and then transferred to the Singapore office in 2005. Mr. Mattock has over 10 years of experience in the financial industry.

Michael Kerley joined Henderson Global Investors in 2004 as a Fund Manager on the Pacific Equities team. Previously, Mr. Kerley was Director of Pacific Basin Equities at ISIS Asset Management Limited (2003-2004), and prior to that was a Fund Manager of Global Equities and then Emerging Market Equities at Invesco Asset Management (1994-2003). He began his career at Invesco in 1985 and has more than 21 years of investment management experience.

JAPAN-ASIA FOCUS FUND

The Fund is managed by a team of portfolio managers. Iain Clark, the Fund's asset allocation strategist, generally oversees the management of the Fund and specifically oversees the allocation of the Fund's assets among countries, regions and sectors. Individual members of the

                                                         MANAGEMENT OF THE FUNDS


team manage the Fund's investments in specific countries, regions and sectors as outlined below.

Asset Allocation Strategist - lain Clark has been a member of the Fund's management team since its inception. His biography is included in the International Opportunities Fund's Portfolio Manager descriptions above.

Japan - Michael Wood-Martin is the portfolio manager of the Japanese sub-portfolio of the Fund. His biography is included in the International Opportunities Fund's Portfolio Manager descriptions above.

Asia Pacific - Michael Kerley is the portfolio manager of the Asia Pacific sub-portfolio of the Fund. His biography is included in the International Opportunities Fund's Portfolio Manager description.



WORLDWIDE INCOME FUND

John Pattullo is a portfolio manager of the Fund. Mr. Pattullo is Director of Fixed Income with responsibility for fixed income portfolios investing in investment grade and higher yielding fixed income securities. He joined Henderson Global Investors in 1997 and has over 12 years of experience in the industry.

Jenna Barnard is a portfolio manager of the Fund. Ms. Barnard is Associate Director of Fixed Income responsible for fixed income portfolios investing in investment grade and higher yielding fixed income securities. Ms. Barnard moved to Henderson Global Investors in 2002 and has over 7 years of experience in the industry.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

DESCRIPTION OF SHARE CLASSES



The European Focus, Global Technology, International Opportunities and Worldwide Income Funds offer Class A, Class B and Class C shares through this Prospectus. The Global Equity Income, Global Opportunities, Industries of the Future and Japan-Asia Focus Funds offer Class A and Class C shares through this Prospectus. The International Opportunities Fund also offers Class R shares through this Prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares and the level of services you receive from your financial adviser. The European Focus Fund, Global Equity Income Fund, Global Technology Fund and International Opportunities Fund offer an additional class of shares (Class W shares) designed for accounts held through certain financial intermediaries offering fee-based wrap or transaction fee programs where the financial intermediaries have entered into an agreement with the Adviser or Distributor specific to this share class. Class W shares are offered under a separate Prospectus. Here is a summary of the differences among the Classes of shares:


CLASS A SHARES (all Funds)

     o front end sales charge. There are several ways to reduce these sales charges

     o    lower annual expenses than Class B, Class C and Class R shares

     o no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment

     o Class A shares pay distribution and service fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under "Sales Charge Waivers - Class A Shares."

CLASS B SHARES (all Funds except Global Equity Income, Global Opportunities, Industries of the Future and Japan-Asia Focus Funds)

     o no front end sales charge. All your money goes to work for you right away

     o    individual purchase transactions are limited to amounts less than
          $100,000

     o    higher annual expenses than Class A shares

     o    a CDSC on shares you sell within six years of purchase

     o automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses

     o Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually

     o    CDSC is waived for certain types of redemptions

CLASS C SHARES (all Funds)

     o no front end sales charge. All your money goes to work for you right away

     o individual purchase transactions are limited to amounts less than $1,000,000

     o a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter

     o    shares do not convert to another Class

     o    higher annual expenses than Class A shares

     o Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

     o    CDSC is waived for certain types of redemptions

Class B and Class C shares are not intended for purchase in amounts equal to or greater than $100,000 and $1,000,000, respectively. You and/or your financial adviser are responsible for ensuring that your investment in Class B or Class C shares does not exceed those limits. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class B or Class C shares to exceed the limits imposed on individual transactions.


--------------------------------------------------------------------------------
THE CLASS OF SHARES THAT IS BEST FOR YOU DEPENDS ON A NUMBER OF FACTORS, INCLUDING THE AMOUNT YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD THE SHARES.
--------------------------------------------------------------------------------

                                                    DESCRIPTION OF SHARE CLASSES


CLASS R SHARES (International Opportunities Fund only)

     o available for purchase exclusively by investors through employer-sponsored benefit or retirement plans held in plan level or omnibus accounts maintained by the retirement plan administrator or recordkeeper

     o    IRA accounts are not eligible for Class R shares

     o no front end sales charge. All your money goes to work for you right away

     o higher annual expenses than Class A shares; lower annual expenses than Class B and Class C shares

     o    no CDSC

     o    shares do not convert to another Class

     o Class R shares pay distribution and service fees at the annual rate of 0.50% of average daily net assets

Each investor's financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

     o    how long you expect to own the shares

     o    how much you intend to invest

     o total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses

     o    whether you qualify for any reduction or waiver of sales charges

     o    whether you plan to take any distributions in the near future

     o    availability of share Classes

     o    how share Classes affect payments to your financial adviser

Please see the heading "Contingent Deferred Sales Charge" for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with "shelf space" or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting access to the third party firm's sales force; granting access to the third party firm's conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of a Fund. These payments are often referred to as "revenue sharing" payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Funds may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they affect transactions through them.

DESCRIPTION OF SHARE CLASSES


APPLICABLE SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                        ALL FUNDS
                             (EXCEPT WORLDWIDE INCOME FUND)                   WORLDWIDE INCOME FUND
                                                        DEALER                                           DEALER
                              SALES CHARGE*           REALLOWANCE         SALES CHARGE*                REALLOWANCE
                            AS PERCENTAGE OF:            AS A           AS PERCENTAGE OF:                 AS A
                                                      PERCENTAGE                                       PERCENTAGE
                          OFFERING     NET AMOUNT       OF THE        OFFERING     NET AMOUNT             OF THE
AMOUNT OF PURCHASE          PRICE       INVESTED    OFFERING PRICE      PRICE       INVESTED          OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000           5.75%         6.10%          5.00%          4.75%         4.99%                4.25%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 but
    less than $100,000      4.75%         4.99%          4.50%          4.50%         4.71%                4.00%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 but
    less than $250,000      4.00%         4.17%          3.75%          3.50%         3.63%                3.00%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 but
    less than $500,000      3.00%         3.09%          2.75%          2.50%         2.56%                2.25%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 but
    less than $1,000,000    2.20%         2.25%          1.95%          2.00%         2.04%                1.75%
------------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more          None**        None**         None***        None**        None**               None***
------------------------------------------------------------------------------------------------------------------------------------

* Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

** No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

*** Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under "Sales Charge Waivers - Class A Shares" are not eligible for sales commissions on purchases of $1 million or more.

YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

SALES CHARGE REDUCTIONS - CLASS A SHARES

You may qualify for reduced sales charges in the following cases:

     o LETTER OF INTENT. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds' custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

     o RIGHTS OF ACCUMULATION. The value of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on the previous page). For purposes of obtaining a breakpoint discount, a member of your "immediate family" includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:

          o    Individual accounts

          o    Joint accounts between the individuals described above

          o    Certain fiduciary accounts

          o    Single participant retirement plans

          o    Solely controlled business accounts

          Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

          For example, if you own Class A shares of the International Opportunities Fund that have an aggregate value of $100,000, and make an additional

                                                    DESCRIPTION OF SHARE CLASSES

          investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase (sales load of each Fund will vary). Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund's shares.

For further information on sales charges, please visit www.hendersonglobalinvestors.com (click on the link titled "Sales Charge Information" in the Mutual Funds section), call 866.3HENDERSON (or 866.343.6337) or consult with your financial adviser.

SALES CHARGE WAIVERS - CLASS A SHARES

The Funds will waive the initial sales charge on Class A shares for the following types of purchases:

     1.   Dividend reinvestment programs

     2. Purchase by any other investment company in connection with the combination of such com pany with a Fund by merger, acquisition of assets or otherwise

     3. Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Henderson Global Fund, provided the reinvestment is made within 90 days of the redemption

     4. Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more

     5. Purchase by a unit investment trust registered under the 1940 Act which has shares of a Fund as a principal investment

     6. Purchase by a financial institution purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Foreside Fund Services, LLC, the Funds' distributor ("Distributor")

     7. Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent

     8. Purchases of an employer-sponsored retirement or benefit plan defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a "rabbi trust" provided that: o the plan's assets are at least $1,000,000; or
          o there are at least 100 employees eligible to participate in the plan Employer-sponsored retirement plans that invested in Class A shares without any sales charge before November 30, 2006, and that continue to meet the eligibility requirements in effect as of the date of the initial purchase, may continue to purchase Class A shares without any sales charge.

     9. Purchase by all current and certain former employees of the Adviser, its affiliates or an entity with a selling agreement with the Distributor to sell the Funds' shares

     10.  Purchase by a current or former Trustee of the Funds

     11.  Any member of the immediate family of a person qualifying under (9) or
          (10), including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships

     12. Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose. Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3HENDERSON (or 866.343.6337).

APPLICABLE SALES CHARGE - CLASS B SHARES

You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under "Contingent Deferred Sales Charge."

Brokers that initiate and are responsible for purchases of such Class B shares of that Fund may receive a sales commission at the time of sale of up to 4.00% of the purchase price of Class B shares of a Fund.


CONVERSION FEATURE -- CLASS B SHARES:

     o Class B shares of a Fund automatically convert to Class A shares of that Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."

     o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

     o You will not pay any sales charge or fees when your shares convert into Class A shares of that Fund, nor will the transaction be subject to federal income tax.

DESCRIPTION OF SHARE CLASSES

     o If you exchange Class B shares of one Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in the recognition of a gain or loss for federal income tax purposes.

     o The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

APPLICABLE SALES CHARGE - CLASS C SHARES

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchases of such Class C shares of that Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of a Fund.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

 You pay a CDSC when you redeem:

     o Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

     o    Class B shares within six years of purchase

     o    Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows.

YEARS SINCE PURCHASE                           CDSC
First..........................................5.00%
Second.........................................4.00%
Third..........................................4.00%
Fourth.........................................3.00%
Fifth..........................................2.00%
Sixth..........................................1.00%
Seventh and thereafter.........................0.00%

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the third year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

The Funds will waive the CDSC payable upon redemptions of shares for:

     o death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

     o benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

     o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o withdrawals under a Fund's systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o    redemptions initiated by the Funds

                                                    DESCRIPTION OF SHARE CLASSES


     o redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

     o redemptions of Class A shares where no broker was compensated by the Distributor for the sale.

CDSC AGING SCHEDULE

As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

CONVERSION FEATURE

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class B and Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.


DISTRIBUTION AND SERVICE FEES

The Funds have adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of a Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

     o Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

     o Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

     o Class R shares pay a 12b-1 fee at the annual rate of 0.50% of the average daily net assets of the Fund.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares by financing the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A and Class R shares.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


You may purchase, exchange and redeem Class A, Class B, Class C and Class R shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs." The Funds reserve the right to modify the following policies at any time and to reject any investment for any reason.

HOW TO PURCHASE AND REDEEM CLASS R SHARES

Class R share participants in retirement plans must contact the plan's administrator to purchase or redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

HOW TO PURCHASE CLASS A, CLASS B AND CLASS C SHARES
INITIAL PURCHASE

Investment Minimums:
                                                                                       MINIMUM TO OPEN       MINIMUM
TYPE OF ACCOUNT                                                                          AN ACCOUNT          BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Regular                                                                                     $500              $500
------------------------------------------------------------------------------------------------------------------------------------
IRA and Roth IRA                                                                            $500              $500
------------------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Account (Educational IRA)                                       $500              $500
------------------------------------------------------------------------------------------------------------------------------------
Automatic Investment Plan                                                                   $500              $500
------------------------------------------------------------------------------------------------------------------------------------

Except as noted below, the Funds require that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Fund's investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Funds and employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Funds' share Class are appropriate for you. In addition, consider the Fund's investment objectives, principal investment strategies and principal risks as well as factors listed under "Description of Share Classes" to determine which Fund and share Class is most appropriate for your situation.

OPENING YOUR ACCOUNT

You can open a new account in any of the following ways:

     o FINANCIAL ADVISER. You can establish an account by having your financial adviser process your purchase.

     o COMPLETE THE APPLICATION. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          866.3HENDERSON (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:

     o TELEPHONE EXCHANGE PLAN. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

     o WIRE. Call 866.3HENDERSON (or 866.343.6337) to arrange for this transaction:

          State Street Bank and Trust Company
          Attn: Mutual Funds
          Boston, MA 02110
          ABA # 0110-0002-8
          Attn: Henderson Global Funds
          Deposit DDA #9905-541-0
          FBO: (please specify the Fund name, account number and name(s) on account);

You must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

     o    Account Registration

     o    Dealer Number

     o    Branch and Rep Number

     o    Dealer Account Number (BIN)

     o    Matrix level

     o    Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Funds do not accept foreign correspondent or foreign private banking accounts.

ADDING TO YOUR ACCOUNT

There are several easy ways you can make additional investments to any Fund in your account:

     o    ask your financial adviser to purchase shares on your behalf

     o    send a check with the returnable portion of your statement

     o wire additional investments through your bank using the wire instructions as detailed above

     o authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request

     o    exchange shares from another Fund

     o through an Automatic Investment Plan (please see "Investor Services and Programs - Purchase and Redemption Programs for Class A, Class B and Class C Shares" for details)

HOW TO EXCHANGE CLASS A, CLASS B AND CLASS C SHARES

You can exchange your shares for shares of the same Class of other Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. Please note that a share exchange is a taxable event for federal income tax purposes. To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Shares exchanged between funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under "Frequent Purchases and Redemptions of Fund Shares."


You can exchange your shares for shares of the same Class of the Henderson Money Market Fund on any day when both the New York Stock Exchange (NYSE) and the Federal Reserve Bank are open. The Federal Reserve Bank is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares of the Henderson Money Market Fund by exchange because the Federal Funds wiring does not occur on these holidays.


HOW TO REDEEM CLASS A, CLASS B AND CLASS C SHARES

You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. A Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. "Good order" means shareholder services has received a letter with the name of your fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, a Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

REDEEMING THROUGH YOUR FINANCIAL ADVISER

You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

     o BY TELEPHONE. You can call shareholder services at 866.3HENDERSON (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

     o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          866.3HENDERSON (or 866.343.6337)

     o BY WIRE AND/OR ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

          Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     o You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

     o    You want to redeem more than $200,000 in shares

     o You want your redemption check mailed to an address other than the address on your account registration

     o    Your address of record was changed within the past 30 days

     o You want to redeem shares, and you instruct a Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

     o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

OTHER CONSIDERATIONS

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The Funds do not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Funds reserve the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

ANTI-MONEY LAUNDERING LAWS. The Funds are required to comply with certain federal anti-money laundering laws and regulations. The Funds may be required to "freeze" the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Funds may be required to transfer the account or the proceeds of the account to a government agency.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. In certain instances, intermediaries may be unable to implement these policies or, may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under "Other Considerations--Right to Reject or Restrict Purchase and Exchange Orders," the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to a Fund and its shareholders, the Fund may, at its sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Funds' Board of Trustees has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Funds include: reviewing significant or unusual transactions or patterns of activity and fair valuing a Fund's investments when appropriate (see "Other Information - Pricing of Fund Shares" below).

In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds' consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds' ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. IF YOU PURCHASE FUND SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU SHOULD CONTACT THE INTERMEDIARY FOR MORE INFORMATION ABOUT WHETHER AND HOW RESTRICTIONS OR LIMITATIONS ON TRADING ACTIVITY WILL BE APPLIED TO YOUR ACCOUNT.

Class A, Class B and Class C shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. Class R shares are not subject to a redemption fee. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares you redeem exceeds the number of Fund shares that you have held for more than 30 days. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The Funds reserve the right to waive the 2.00% redemption fee on a case-by-case basis. The 2.00% redemption fee will not be charged on transactions involving the following:

     o Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

     o Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;

     o Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Code where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

          written agreement to provide data to assist the Funds in monitoring for excessive trading;

     o Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Funds;

     o Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Total or partial redemption of shares acquired though reinvestment of dividends;

     o Total or partial redemptions of shares by registered management investment companies that have an agreement with the Adviser or Distributor for that purpose; or

     o    Redemptions initiated by a Fund.

For shares purchased through a financial intermediary, shareholders should contact their financial intermediary for more information on whether the redemption fee is applied to their shares. In some cases, financial intermediaries investing wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Funds.

In addition to the redemption fee described above, your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.


You are permitted to make exchanges between shares of any class of a Fund with shares of the same class of another Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.


REINSTATEMENT PRIVILEGE. Once a year, you may decide to reinstate Class A, Class B and Class C shares that you have redeemed within the past 90 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

IN-KIND DISTRIBUTIONS. The Funds reserve the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Funds have elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of a Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS


As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

     o Dividend and net capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

     o Dividend distributions in cash; net capital gain distributions reinvested in additional shares of the same Fund

     o    Dividend and net capital gain distributions in cash

     o Dividend and net capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice

     o Dividends and distributions earned by Class R share participants in retirement plans will be automatically reinvested in additional shares of the same Fund.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See "Other Information- Distributions-Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PURCHASE AND REDEMPTION PROGRAMS
FOR CLASS A, CLASS B AND CLASS C SHARES

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B and Class C shares, without extra charge.

AUTOMATIC INVESTMENT PLAN. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Fund for shares of the same Class of other Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Fund.

SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.

--------------------------------------------------------------------------------
AS A SHAREHOLDER OF A FUND, YOU HAVE AVAILABLE TO YOU A NUMBER OF SERVICES AND INVESTMENT PROGRAMS.
--------------------------------------------------------------------------------

OTHER INFORMATION


PRICING OF FUND SHARES

The price of each Class of a Fund's shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company's holdings or trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of a Fund's NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Funds' fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board of Trustees has adopted procedures for valuing the Funds' securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Funds at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

     o shareholder services' close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

     o the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

The Funds invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Funds do not price their shares. Therefore, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem its shares.

DISTRIBUTIONS


Each Fund (except the Global Equity Income Fund and the Worldwide Income Fund) intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually.

The Global Equity Income Fund intends to declare dividends of all or a portion of its net investment income monthly to shareholders. The Worldwide Income Fund intends to declare dividends of all or a portion of its net investment income daily to shareholders. Dividends and distributions may be payable monthly in cash or additional shares, with the option to receive cash in lieu of the shares. A Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit a Fund to maintain a more stable

                                                               OTHER INFORMATION



level of distributions. As a result, the dividend paid by a Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by a Fund during such period. A Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, a Fund is required to distribute substantially all of its net investment income for each year. All or substantially all net realized capital gains, if any, will be distributed to a Fund's shareholders at least annually. While a Fund will attempt to maintain a stable level of distributions, a Fund will still attempt to comply with Subchapter M of the Code.


See "Investor Services and Programs -- Distribution Options" for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Funds or received in cash.


The yield on the Worldwide Income Fund's shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of leverage by the Fund, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund's shares.


UNDELIVERABLE DISTRIBUTIONS

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as "undeliverable" or remains uncashed for six months, a Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in a Fund may have on your particular tax situation.

TAXABILITY OF DISTRIBUTIONS. As long as a Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class B and Class C shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than "qualified dividend income," are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as net capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. Distributions designated as "qualified dividend income" are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as "qualified dividend income."

Dividends and distributions on Class R shares will generally not be subject to current federal income taxation provided such shares are held in a qualified tax-deferred retirement plan. Distributions to you from a qualified tax-deferred retirement plan, however, will generally be subject to federal income tax and possibly federal withholding tax. Please consult with your Plan Administrator regarding the tax status of your retirement plan.

Fund distributions will reduce a Fund's NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

A Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from that Fund. You will then be

OTHER INFORMATION


allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under "Fund Summaries-Principal Risks of Investing in the Fund," high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Funds. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

WITHHOLDING. Each Fund is required in certain circumstances to apply backup withholding at the rate of 28% on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, a Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds' Account Application for additional information regarding backup withholding of federal income tax.

TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of a Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

UNIQUE NATURE OF FUNDS

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Funds, and which may be managed by the Funds' portfolio managers. While a Fund may have many similarities to these other funds, its investment performance will differ from the other funds' investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS

The Funds produce financial reports every six months and update the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Funds' annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Funds' records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

                      This page intentionally left blank.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm's report, along with each Fund's financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

The Industries of the Future Fund commenced operations on August 29, 2008, therefore no financial highlights are shown for the Fund.


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD   (LOSS) (b)       INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/08           $37.04        0.28            (4.64)           (4.36)        (0.87)        (3.25)         (4.12)
Year Ended 7/31/07            29.36        0.13            10.19            10.32          0.00         (2.64)         (2.64)
Year Ended 7/31/06            25.30        0.12             5.54             5.66          0.00         (1.60)         (1.60)
Year Ended 7/31/05            20.88        0.04             6.76             6.80          0.00         (2.38)         (2.38)
Year Ended 7/31/04            15.47       (0.01)            6.30             6.29         (0.06)        (0.82)         (0.88)

CLASS B
Year Ended 7/31/08           $35.46        0.04            (4.43)           (4.39)        (0.66)        (3.25)         (3.91)
Year Ended 7/31/07            28.41       (0.15)            9.84             9.69          0.00         (2.64)         (2.64)
Year Ended 7/31/06            24.71       (0.11)            5.41             5.30          0.00         (1.60)         (1.60)
Year Ended 7/31/05            20.57       (0.15)            6.67             6.52          0.00         (2.38)         (2.38)
Year Ended 7/31/04            15.30       (0.21)            6.30             6.09          0.00         (0.82)         (0.82)

CLASS C
Year Ended 7/31/08           $35.46        0.03            (4.42)           (4.39)        (0.66)        (3.25)         (3.91)
Year Ended 7/31/07            28.40       (0.10)            9.80             9.70          0.00         (2.64)         (2.64)
Year Ended 7/31/06            24.70       (0.10)            5.40             5.30          0.00         (1.60)         (1.60)
Year Ended 7/31/05            20.57       (0.14)            6.65             6.51          0.00         (2.38)         (2.38)
Year Ended 7/31/04            15.30       (0.20)            6.29             6.09          0.00         (0.82)         (0.82)

--------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY INCOME
CLASS A
Year Ended 7/31/08           $10.65        0.89            (1.88)           (0.99)        (0.78)        (0.03)         (0.81)
Period Ended 7/31/07 (a)      10.00        0.83             0.25             1.08         (0.43)         0.00          (0.43)

CLASS C
Year Ended 7/31/08           $10.62        0.82            (1.88)           (1.06)        (0.71)        (0.03)         (0.74)
Period Ended 7/31/07 (a)      10.00        0.77             0.25             1.02         (0.40)         0.00          (0.40)
                                            NET ASSET                      NET ASSETS,
                                             VALUE,                          END OF
                            REDEMPTION       END OF          TOTAL           PERIOD
                               FEES          PERIOD       RETURN (c)          (000)
--------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/08              0.01          $28.57       (13.28)%        $719,752
Year Ended 7/31/07              0.00           37.04        36.52         1,010,786
Year Ended 7/31/06              0.00           29.36        23.72           368,593
Year Ended 7/31/05              0.00           25.30        34.43           182,831
Year Ended 7/31/04              0.00           20.88        41.89            79,459

CLASS B
Year Ended 7/31/08              0.01          $27.17       (13.92)%         $50,949
Year Ended 7/31/07              0.00           35.46        35.47            67,668
Year Ended 7/31/06              0.00           28.41        22.79            35,977
Year Ended 7/31/05              0.00           24.71        33.54            26,964
Year Ended 7/31/04              0.00           20.57        40.92            15,246

CLASS C
Year Ended 7/31/08              0.01          $27.17       (13.92)%        $250,126
Year Ended 7/31/07              0.00           35.46        35.52           346,856
Year Ended 7/31/06              0.00           28.40        22.80           110,465
Year Ended 7/31/05              0.00           24.70        33.48            74,207
Year Ended 7/31/04              0.00           20.57        40.92            38,684

--------------------------------------------------------------------------------------
GLOBAL EQUITY INCOME
CLASS A
Year Ended 7/31/08              0.00(*)       $ 8.85        (9.99)%        $189,490
Period Ended 7/31/07 (a)        0.00           10.65        10.68            94,377

CLASS C
Year Ended 7/31/08              0.00(*)       $ 8.82       (10.66)%        $166,946
Period Ended 7/31/07 (a)        0.00           10.62        10.11            73,070

                                       RATIOS TO AVERAGE NET ASSETS:
                           -----------------------------------------------------
                                                             ANNUALIZED RATIO OF
                           ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                            RATIO OF          RATIO OF          TO AVERAGE NET
                            OPERATING      NET INVESTMENT       ASSETS WITHOUT
                           EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR    PORTFOLIO
                            AVERAGE          TO AVERAGE            EXPENSES       TURNOVER
                           NET ASSETS        NET ASSETS           REIMBURSED        RATE
--------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/08            1.46%            0.85%                 1.49%            70%
Year Ended 7/31/07            1.53             0.39                  1.53             61
Year Ended 7/31/06            1.59             0.44                  1.59             64
Year Ended 7/31/05            2.00             0.18                  1.73             51
Year Ended 7/31/04            2.00            (0.04)                 2.15             88

CLASS B
Year Ended 7/31/08            2.21%            0.11%                 2.24%            70%
Year Ended 7/31/07            2.28            (0.46)                 2.28             61
Year Ended 7/31/06            2.34            (0.41)                 2.34             64
Year Ended 7/31/05            2.75            (0.67)                 2.48             51
Year Ended 7/31/04            2.75            (1.06)                 2.90             88

CLASS C
Year Ended 7/31/08            2.21%            0.10%                 2.24%            70%
Year Ended 7/31/07            2.28            (0.31)                 2.28             61
Year Ended 7/31/06            2.34            (0.39)                 2.34             64
Year Ended 7/31/05            2.75            (0.62)                 2.48             51
Year Ended 7/31/04            2.75            (1.02)                 2.90             88

--------------------------------------------------------------------------------------------
GLOBAL EQUITY INCOME
CLASS A
Year Ended 7/31/08            1.40%            8.83%                 1.44%            155%
Period Ended 7/31/07 (a)      1.40            11.36                  1.85             100

CLASS C
Year Ended 7/31/08            2.15%            8.12%                 2.19%            155%
Period Ended 7/31/07 (a)      2.15            10.64                  2.60             100

(a) The Henderson Global Equity Income Fund commenced operations on November 30, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charges. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)  Amount represents less than $0.01.

                                SPREAD 52 AND 53

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                     INCOME (LOSS) FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                     -----------------------------------------   ---------------------------------------------------


                                                       NET                        DIVIDENDS   DISTRIBUTIONS
                         NET ASSET       NET       REALIZED AND       TOTAL         FROM        FROM NET
                          VALUE,     INVESTMENT  UNREALIZED GAIN       FROM         NET         REALIZED     RETURN
                         BEGINNING     INCOME        (LOSS) ON      INVESTMENT   INVESTMENT     CAPITAL        OF          TOTAL
                         OF PERIOD   (LOSS) (b)     INVESTMENTS     OPERATIONS     INCOME         GAINS      CAPITAL   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08        $11.41         0.08         (1.39)           (1.31)      (0.04)        (0.06)        0.00        (0.10)
Period Ended 7/31/07 (a)   10.00         0.01          1.40             1.41        0.00          0.00         0.00         0.00

CLASS C
Year Ended 7/31/08        $11.53        (0.01)        (1.39)           (1.40)       0.00         (0.06)        0.00        (0.06)
Period Ended 7/31/07 (a)   10.00        (0.05)         1.58             1.53        0.00          0.00         0.00         0.00

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/08        $16.43        (0.13)        (2.15)           (2.28)       0.00         (0.18)       (0.09)       (0.27)
Year Ended 7/31/07         12.19        (0.17)         4.41             4.24        0.00          0.00         0.00         0.00
Year Ended 7/31/06         11.68        (0.19)         0.87             0.68        0.00         (0.17)        0.00        (0.17)
Year Ended 7/31/05         10.54        (0.14)         1.91             1.77        0.00         (0.63)        0.00        (0.63)
Year Ended 7/31/04          9.56        (0.20)         1.18             0.98        0.00          0.00         0.00         0.00

CLASS B
Year Ended 7/31/08        $15.77        (0.23)        (2.06)           (2.29)       0.00         (0.18)       (0.09)       (0.27)
Year Ended 7/31/07         11.79        (0.26)         4.24             3.98        0.00          0.00         0.00         0.00
Year Ended 7/31/06         11.39        (0.28)         0.85             0.57        0.00         (0.17)        0.00        (0.17)
Year Ended 7/31/05         10.36        (0.21)         1.87             1.66        0.00         (0.63)        0.00        (0.63)
Year Ended 7/31/04          9.48        (0.27)         1.15             0.88        0.00          0.00         0.00         0.00

CLASS C
Year Ended 7/31/08        $15.73        (0.23)        (2.04)           (2.27)       0.00         (0.18)       (0.09)       (0.27)
Year Ended 7/31/07         11.76        (0.26)         4.23             3.97        0.00          0.00         0.00         0.00
Year Ended 7/31/06         11.35        (0.28)         0.86             0.58        0.00         (0.17)        0.00        (0.17)
Year Ended 7/31/05         10.34        (0.21)         1.85             1.64        0.00         (0.63)        0.00        (0.63)
Year Ended 7/31/04          9.45        (0.27)         1.16             0.89        0.00          0.00         0.00         0.00
                                           NET ASSET                      NET ASSETS,
                                            VALUE,                          END OF
                           REDEMPTION       END OF          TOTAL           PERIOD
                              FEES          PERIOD       RETURN (c)          (000)
-------------------------------------------------------------------------------------
GLOBAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08            0.00(*)      $10.00          (11.67)%         $12,291
Period Ended 7/31/07 (a)      0.00          11.41           14.10             4,052

CLASS C
Year Ended 7/31/08            0.00(*)      $10.07          (12.26)%          $5,282
Period Ended 7/31/07 (a)      0.00          11.53           15.30             2,530

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/08            0.00(*)      $13.88          (14.22)%        $123,129
Year Ended 7/31/07            0.00          16.43           34.78            60,329
Year Ended 7/31/06            0.00          12.19            5.83            24,685
Year Ended 7/31/05            0.00          11.68           16.90             3,331
Year Ended 7/31/04            0.00          10.54           10.25             1,371

CLASS B
Year Ended 7/31/08            0.01         $13.22          (14.82)%          $7,465
Year Ended 7/31/07            0.00          15.77           33.76             2,621
Year Ended 7/31/06            0.00          11.79            5.01             1,187
Year Ended 7/31/05            0.00          11.39           16.10               906
Year Ended 7/31/04            0.00          10.36            9.28               794

CLASS C
Year Ended 7/31/08            0.00(*)      $13.19          (14.79)%         $61,795
Year Ended 7/31/07            0.00          15.73           33.76            25,536
Year Ended 7/31/06            0.00          11.76            5.11            10,752
Year Ended 7/31/05            0.00          11.35           15.93             1,356
Year Ended 7/31/04            0.00          10.34            9.42               957
                                        RATIOS TO AVERAGE NET ASSETS:
                           -----------------------------------------------------
                                                            ANNUALIZED RATIO OF
                           ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                            RATIO OF          RATIO OF          TO AVERAGE NET
                            OPERATING      NET INVESTMENT       ASSETS WITHOUT
                           EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR    PORTFOLIO
                            AVERAGE          TO AVERAGE            EXPENSES       TURNOVER
                           NET ASSETS        NET ASSETS           REIMBURSED        RATE
--------------------------------------------------------------------------------------------
GLOBAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08             1.95%             0.74%                 3.12%          135%
Period Ended 7/31/07 (a)       1.95              0.15                 13.40            40

CLASS C
Year Ended 7/31/08             2.70%            (0.06)%                4.01%          135%
Period Ended 7/31/07 (a)       2.70             (0.66)                14.15            40

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/08             1.57%            (0.80)%                1.57%          196%
Year Ended 7/31/07             1.87             (1.14)                 1.87           129
Year Ended 7/31/06             1.99             (1.41)                 2.50           159
Year Ended 7/31/05             2.00             (1.26)                 6.58           164
Year Ended 7/31/04             2.00             (1.75)                 7.01           234

CLASS B
Year Ended 7/31/08             2.32%            (1.52)%                2.32%          196%
Year Ended 7/31/07             2.62             (1.89)                 2.62           129
Year Ended 7/31/06             2.74             (2.20)                 3.25           159
Year Ended 7/31/05             2.75             (1.92)                 7.33           164
Year Ended 7/31/04             2.75             (2.45)                 7.76           234

CLASS C
Year Ended 7/31/08             2.32%            (1.52)%                2.32%          196%
Year Ended 7/31/07             2.62             (1.89)                 2.62           129
Year Ended 7/31/06             2.74             (2.15)                 3.25           159
Year Ended 7/31/05             2.75             (1.96)                 7.33           164
Year Ended 7/31/04             2.75             (2.47)                 7.76           234

(a) The Henderson Global Opportunities Fund commenced operations on November 30, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)  Amount represents less than $0.01.


                                SPREAD 54 AND 55

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD   (LOSS) (b)       INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08           $26.91        0.19            (2.63)           (2.44)         0.00         (2.36)         (2.36)
Year Ended 7/31/07            21.52        0.02             6.43             6.45         (0.04)        (1.02)         (1.06)
Year Ended 7/31/06            17.77        0.14             4.36             4.50          0.00         (0.75)         (0.75)
Year Ended 7/31/05            14.94        0.00(*)          3.08             3.08          0.00         (0.25)         (0.25)
Year Ended 7/31/04            11.99       (0.10)            3.22             3.12          0.00         (0.17)         (0.17)

CLASS B
Year Ended 7/31/08           $25.85       (0.02)           (2.47)           (2.49)         0.00         (2.36)         (2.36)
Year Ended 7/31/07            20.82       (0.17)            6.22             6.05          0.00         (1.02)         (1.02)
Year Ended 7/31/06            17.35       (0.03)            4.25             4.22          0.00         (0.75)         (0.75)
Year Ended 7/31/05            14.70       (0.14)            3.04             2.90          0.00         (0.25)         (0.25)
Year Ended 7/31/04            11.88       (0.22)            3.21             2.99          0.00         (0.17)         (0.17)
CLASS C
Year Ended 7/31/08           $25.83       (0.01)           (2.47)           (2.48)         0.00         (2.36)         (2.36)
Year Ended 7/31/07            20.81       (0.16)            6.20             6.04          0.00         (1.02)         (1.02)
Year Ended 7/31/06            17.33       (0.01)            4.24             4.23          0.00         (0.75)         (0.75)
Year Ended 7/31/05            14.68       (0.13)            3.03             2.90          0.00         (0.25)         (0.25)
Year Ended 7/31/04            11.88       (0.22)            3.19             2.97          0.00         (0.17)         (0.17)

CLASS R
Year Ended 7/31/08           $26.78        0.15            (2.63)           (2.48)         0.00         (2.36)         (2.36)
Year Ended 7/31/07            21.46        0.01             6.38             6.39         (0.05)        (1.02)         (1.07)
Period Ended 7/31/06(a)       19.07        0.09             3.50             3.14          0.00         (0.75)         (0.75)

--------------------------------------------------------------------------------------------------------------------------------
JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/08           $10.13        0.01            (2.02)           (2.01)         0.00         (0.40)         (0.40)
Year Ended 7/31/07             9.65       (0.05)            0.53             0.48          0.00          0.00           0.00
Period Ended 7/31/06 (a)      10.00       (0.03)           (0.32)           (0.35)         0.00          0.00           0.00

CLASS C
Year Ended 7/31/08           $10.03       (0.06)           (2.00)           (2.06)         0.00         (0.40)         (0.40)
Year Ended 7/31/07             9.62       (0.12)            0.53             0.41          0.00          0.00           0.00
Period Ended 7/31/06 (a)      10.00       (0.07)           (0.31)           (0.38)         0.00          0.00           0.00
                                                          NET ASSET                      NET ASSETS,
                                           PAYMENT         VALUE,                          END OF
                            REDEMPTION       BY            END OF          TOTAL           PERIOD
                               FEES       AFFILIATES       PERIOD       RETURN (c)          (000)
----------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08              0.00(*)       0.00         $22.11          (10.54)%       $2,811,488
Year Ended 7/31/07              0.00          0.00          26.91           30.69          2,166,598
Year Ended 7/31/06              0.00          0.00          21.52           25.98          1,007,241
Year Ended 7/31/05              0.00          0.00          17.77           20.77            332,370
Year Ended 7/31/04              0.00          0.00          14.94           26.15            104,255

CLASS B
Year Ended 7/31/08              0.00(*)       0.00         $21.00          (11.20)%         $126,231
Year Ended 7/31/07              0.00          0.00          25.85           29.75            130,558
Year Ended 7/31/06              0.00          0.00          20.82           24.97             77,695
Year Ended 7/31/05              0.00          0.00          17.35           19.87             37,291
Year Ended 7/31/04              0.00          0.00          14.70           25.29             16,559
CLASS C
Year Ended 7/31/08              0.00(*)       0.00         $20.99          (11.17)%       $1,155,137
Year Ended 7/31/07              0.00          0.00          25.83           29.72          1,073,481
Year Ended 7/31/06              0.00          0.00          20.81           25.06            497,402
Year Ended 7/31/05              0.00          0.00          17.33           19.90            161,712
Year Ended 7/31/04              0.00          0.00          14.68           25.12             63,396

CLASS R
Year Ended 7/31/08              0.00(*)       0.00         $21.94          (10.75)%           $2,053
Year Ended 7/31/07              0.00          0.00          26.78           30.52                903
Period Ended 7/31/06(a)         0.00          0.00          21.46           17.07                131

----------------------------------------------------------------------------------------------------
JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/08              0.00(*)       0.03          $7.75          (20.25)%(d)       $32,021
Year Ended 7/31/07              0.00          0.00          10.13            4.97             61,316
Period Ended 7/31/06 (a)        0.00          0.00           9.65           (3.50)            39,381

CLASS C
Year Ended 7/31/08              0.00(*)       0.03          $7.60          (20.97)%(d)       $19,920
Year Ended 7/31/07              0.00          0.00          10.03            4.26             36,496
Period Ended 7/31/06 (a)        0.00          0.00           9.62           (3.80)            18,508
                                            RATIOS TO AVERAGE NET ASSETS:
                                -----------------------------------------------------
                                                                  ANNUALIZED RATIO OF
                                ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                                 RATIO OF          RATIO OF          TO AVERAGE NET
                                 OPERATING      NET INVESTMENT       ASSETS WITHOUT
                                EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR    PORTFOLIO
                                 AVERAGE          TO AVERAGE            EXPENSES       TURNOVER
                                NET ASSETS        NET ASSETS           REIMBURSED        RATE
------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08                  1.45%            0.75%                 1.45%           83%
Year Ended 7/31/07                  1.56             0.07                  1.56            79
Year Ended 7/31/06                  1.66             0.68                  1.66           100
Year Ended 7/31/05                  2.00            (0.01)                 1.84            79
Year Ended 7/31/04                  2.00            (0.68)                 2.21           132

CLASS B
Year Ended 7/31/08                  2.20%           (0.08)%                2.20%           83%
Year Ended 7/31/07                  2.31            (0.71)                 2.31            79
Year Ended 7/31/06                  2.41            (0.16)                 2.41           100
Year Ended 7/31/05                  2.75            (0.84)                 2.59            79
Year Ended 7/31/04                  2.75            (1.52)                 2.96           132
CLASS C
Year Ended 7/31/08                  2.20%           (0.06)%                2.20%           83%
Year Ended 7/31/07                  2.31            (0.67)                 2.31            79
Year Ended 7/31/06                  2.41            (0.05)                 2.41           100
Year Ended 7/31/05                  2.75            (0.80)                 2.59            79
Year Ended 7/31/04                  2.75            (1.46)                 2.96           132

CLASS R
Year Ended 7/31/08                  1.70%            0.61%                 1.70%           83%
Year Ended 7/31/07                  1.81             0.04                  1.81            79
Period Ended 7/31/06(a)             1.91             0.54                  1.91           100

------------------------------------------------------------------------------------------------
JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/08                  1.75%            0.12%                 1.75%           68%
Year Ended 7/31/07                  1.84            (0.47)                 1.83            61
Period Ended 7/31/06 (a)            2.00            (0.63)                 2.40            29

CLASS C
Year Ended 7/31/08                  2.50%           (0.71)%                2.50%           68%
Year Ended 7/31/07                  2.59            (1.23)                 2.58            61
Period Ended 7/31/06 (a)            2.75            (1.37)                 3.15            29

(a) The International Opportunities Fund Class R commenced operations on September 30, 2005. The Japan-Asia Focus Fund commenced operations on January 31, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d) Total returns include the $0.03 impact from the payment by affiliates. Absent this payment, results would have been lower.

(*)  Amount represents less than $0.01.


                                SPREAD 56 AND 57

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD   (LOSS) (b)       INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A
Year Ended 7/31/08           $10.87        0.71            (1.37)           (0.66)        (0.76)         0.00          (0.76)
Year Ended 7/31/07            10.78        0.66             0.08             0.74         (0.65)         0.00          (0.65)
Year Ended 7/31/06            11.03        0.71            (0.22)            0.49         (0.74)         0.00          (0.74)
Year Ended 7/31/05            10.73        0.66             0.40             1.06         (0.72)        (0.04)         (0.76)
Period Ended 7/31/04 (a)      10.00        0.54             0.73             1.27         (0.54)         0.00          (0.54)

CLASS B
Year Ended 7/31/08           $10.84        0.64            (1.36)           (0.72)        (0.68)         0.00          (0.68)
Year Ended 7/31/07            10.76        0.57             0.07             0.64         (0.56)         0.00          (0.56)
Year Ended 7/31/06            11.00        0.62            (0.20)            0.42         (0.66)         0.00          (0.66)
Year Ended 7/31/05            10.72        0.58             0.38             0.96         (0.64)        (0.04)         (0.68)
Period Ended 7/31/04 (a)      10.00        0.47             0.73             1.20         (0.48)         0.00          (0.48)

CLASS C
Year Ended 7/31/08           $10.86        0.64            (1.37)           (0.73)        (0.68)         0.00          (0.68)
Year Ended 7/31/07            10.78        0.57             0.07             0.64         (0.56)         0.00          (0.56)
Year Ended 7/31/06            11.02        0.63            (0.21)            0.42         (0.66)         0.00          (0.66)
Year Ended 7/31/05            10.73        0.58             0.39             0.97         (0.64)        (0.04)         (0.68)
Period Ended 7/31/04 (a)      10.00        0.46             0.75             1.21         (0.48)         0.00          (0.48)
                                            NET ASSET                      NET ASSETS,
                                             VALUE,                          END OF
                            REDEMPTION       END OF          TOTAL           PERIOD
                               FEES          PERIOD       RETURN (c)          (000)
--------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A
Year Ended 7/31/08              0.00*         $ 9.45       (6.47)%           $64,687
Year Ended 7/31/07              0.00           10.87          6.71            39,470
Year Ended 7/31/06              0.00           10.78          4.70            17,927
Year Ended 7/31/05              0.00           11.03         10.07            16,375
Period Ended 7/31/04 (a)        0.00           10.73         12.81             7,628

CLASS B
Year Ended 7/31/08              0.00*         $ 9.44       (7.00)%            $5,789
Year Ended 7/31/07              0.00           10.84          5.93             5,003
Year Ended 7/31/06              0.00           10.76          3.93             5,210
Year Ended 7/31/05              0.00           11.00          9.07             4,751
Period Ended 7/31/04 (a)        0.00           10.72         12.08             3,344

CLASS C
Year Ended 7/31/08              0.00*         $ 9.45       (7.09)%           $62,906
Year Ended 7/31/07              0.00           10.86          5.92            29,752
Year Ended 7/31/06              0.00           10.78          3.92            13,150
Year Ended 7/31/05              0.00           11.02          9.16            13,580
Period Ended 7/31/04 (a)        0.00           10.73         12.18             8,047
                                       RATIOS TO AVERAGE NET ASSETS:
                           -----------------------------------------------------
                                                             ANNUALIZED RATIO OF
                           ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                            RATIO OF          RATIO OF          TO AVERAGE NET
                            OPERATING      NET INVESTMENT       ASSETS WITHOUT
                           EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR    PORTFOLIO
                            AVERAGE          TO AVERAGE            EXPENSES       TURNOVER
                           NET ASSETS        NET ASSETS           REIMBURSED        RATE
--------------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A
Year Ended 7/31/08            1.30%            6.87%                 1.45%             41%
Year Ended 7/31/07            1.30             5.89                  1.77              73
Year Ended 7/31/06            1.30             6.51                  1.93             161
Year Ended 7/31/05            1.30             5.98                  2.08             137
Period Ended 7/31/04 (a)      1.30             5.89                  3.49             327

CLASS B
Year Ended 7/31/08            2.05%            6.13%                 2.20%             41%
Year Ended 7/31/07            2.05             5.17                  2.52              73
Year Ended 7/31/06            2.05             5.77                  2.68             161
Year Ended 7/31/05            2.05             5.23                  2.83             137
Period Ended 7/31/04 (a)      2.05             5.29                  4.24             327

CLASS C
Year Ended 7/31/08            2.05%            6.17%                 2.20%             41%
Year Ended 7/31/07            2.05             5.11                  2.52              73
Year Ended 7/31/06            2.05             5.78                  2.68             161
Year Ended 7/31/05            2.05             5.23                  2.83             137
Period Ended 7/31/04 (a)      2.05             5.26                  4.24             327

(a) The Henderson Worldwide Income Fund commenced operations on September 30, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)  Amount represents less than $0.01.


                                SPREAD 58 AND 59

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60

                      This page intentionally left blank.

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORTS

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about each Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You can request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391 Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

ON THE INTERNET
You may also find more information about the Funds on the Internet at: http://www.hendersonglobalinvestors.com, including the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Funds and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 (The SEC charges a fee to copy documents.)

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC (For more information and hours of operation, call (202) 551-8090.)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov

SEC file number: 811-10399

                                 PRIVACY NOTICE

                             HENDERSON GLOBAL FUNDS

    This notice describes the privacy practices followed by Henderson Global Funds.
    Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.
    In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.
    In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.
    Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.
    For questions concerning this policy, please contact us by writing to:
Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.




                           NOT PART OF THE PROSPECTUS

Mutual funds are advised by:

Henderson Global Investors (North America) Inc.
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com